LITMAN GREGORY FUNDS TRUST

(the “Trust”)

iMGP Global Select Fund

iMGP International Fund

iMGP Alternative Strategies Fund

iMGP High Income Fund

iMGP SBH Focused Small Value Fund

iMGP Oldfield International Value Fund

iMGP Berkshire Dividend Growth ETF

Polen Capital Global Growth ETF

(each, a “Fund,” collectively, the “Funds”)

Supplement dated September 21, 2023 to the currently effective

Prospectuses and Summary Prospectuses of the Funds

Notice to Existing and Prospective Shareholders:

Effective September 20, 2023, Jeremy DeGroot, CFA, Managing Director, Chief Investment Officer (“CIO”) Asset Management US of iM Global Partner Fund Management, LLC (the “Advisor”), Co-Portfolio Manager of the Funds and officer of the Trust, is no longer with the Advisor or the Trust. All references to Mr. DeGroot are hereby removed from the Prospectuses and Summary Prospectuses.

Also effective September 20, 2023, Jack Chee, Director – Portfolio Management and Head of Fixed Income Strategies of the Advisor, takes over as CIO Asset Management US of the Advisor. All references to Mr. Chee in the Prospectuses and Summary Prospectuses will now include his role as CIO Asset Management US.

Also effective September 20, 2023, Mr. Chee is added as Co-Portfolio Manager of the iMGP International Fund, iMGP Alternative Strategies Fund, iMGP Oldfield International Value Fund, iMGP Berkshire Dividend Growth ETF and Polen Capital Global Growth ETF. Mr. Chee will continue to serve as a portfolio manager of the iMGP Global Select Fund, iMGP High Income Fund and iMGP SBH Focused Small Value Fund.

Please keep this Supplement with your Prospectuses and Summary Prospectuses